As filed with the Securities and Exchange
                          Commission on April 4, 2003

                           PROXY STATEMENT PURSUANT
                      TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /x/               Filed by a party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Definitive Proxy Statement
/ /  Soliciting Material Pursuant to Rule 14a-12
/ /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Additional Materials


                         MUNIYIELD QUALITY FUND, INC.

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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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(4)  Proposed maximum aggregate value of transaction:

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

(5)      Total fee paid:

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/ /  Fee paid previously with preliminary materials:

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/ /      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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                                      2

April 2, 2003



Dear MuniYield Quality Fund, Inc. Shareholder:

As Transfer Agent for MuniYield Quality Fund, Inc., we recently mailed to you a Proxy Card and Proxy Statement for the Annual Meeting on April 28, 2003. Because of errors discovered on the Fund's "White" proxy card, it should be disregarded. Enclosed, please find your corrected Proxy Card and another copy of the Proxy Statement. Please use this revised "Blue" Proxy Card to submit your voting instructions, whether or not you have previously submitted a proxy card for this meeting and use the postage paid envelope to return your voted Proxy Card.

On behalf of EquiServe, the servicing agent for MuniYield Quality Fund, Inc., please accept our apology for any inconvenience or confusion caused by our error. If you have any questions regarding this matter, please feel free to contact our Investor Relations Department at (800) 426-5523.

Sincerely,

EquiServe Trust Company